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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):    May 28, 1999
                                                          -------------


                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)


    Georgia                          01-14213                     58-2237359
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(State or Other                     (Commission                (I.R.S. Employer
Jurisdiction of                    File Number)              Identification No.)
 Incorporation)
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3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                  30071
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                           (Zip Code)



      Registrant's telephone number, including area code:  (770) 248-9600
                                                           --------------



                                      N/A
                    ------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets.

     Pursuant to the terms of the Acquisition and Merger Agreement dated May 28, 1999 (the "Agreement") by and between The InterCept Group, Inc. ("InterCept"),
LEV Acquisition Corp., a wholly-owned subsidiary of The InterCept Group, Inc.
("Acquisition Corp."), L.E. Vickers & Associates, Inc. ("Vickers"), Data
Equipment Services, Inc. ("Data"), and certain shareholders of Vickers and Data, effective as of May 28, 1999, Vickers and Data merged with and into Acquisition Corp. In exchange for all outstanding shares of stock of Vickers and Data, InterCept paid a purchase price of 500,481 shares of InterCept common stock having a value as of May 28, 1999 of approximately $6,500,000. The transaction will be accounted for as a pooling of interests.

     Vickers is a Cookeville, Tennessee-based provider of core data processing, item capture and check imaging services to customers throughout Tennessee. Data is also based in Cookeville, Tennessee and supplies specialized equipment and maintenance services to financial institutions in Tennessee. Vickers and Data together employ 53 employees. InterCept intends to continue to use the acquired businesses to provide item processing services to customers in Tennessee.


Item 7.  Financial Statements, ProForma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

          It is impractical to provide the required financial statements for Vickers and Data at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

     (b)  Pro Forma Financial Information.

          It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

     (c)  Exhibits.

Item No.     Exhibit List

 2.1         Acquisition and Merger Agreement dated May 28, 1999 by and between
             The InterCept Group, Inc., LEV Acquisition Corp., L.E. Vickers &
             Associates, Inc., Data Equipment Services, Inc., and certain shareholders of L.E. Vickers & Associates, Inc. and Data Equipment
             Services, Inc.*

* Pursuant to Item 601 (b) (2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE INTERCEPT GROUP, INC.



                              By:   /s/ Scott R. Meyerhoff
                                    -----------------------------------------
                                    Scott R. Meyerhoff
                                    Chief Financial Officer

Dated:  June 11, 1999

                                       3
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                                 EXHIBIT LIST

Exhibit No.    Description
-----------    -----------

2.1 Acquisition and Merger Agreement dated May 28, 1999 by and between The InterCept Group, Inc., LEV Acquisition Corp., L.E.
               Vickers & Associates, Inc., Data Equipment Services, Inc., and certain shareholders of L.E. Vickers & Associates, Inc. and Data
               Equipment Services, Inc.*

                                       4